SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

GSI LUMONICS INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada

(State or other jurisdiction of incorporation)

000-25705	98-0110412

(Commission File Number)	(I.R.S. Employer Identification No.)

39 Manning Road, Billerica, Massachusetts 01821

(Address of principal executive offices, including zip code)

(978) 439-5511

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

     Officers of GSI Lumonics Inc. delivered in Canada a series of investor presentations that included written communication comprised of slides which have been disseminated and provided in both written and oral form to the participants. These slides are described and furnished as an Exhibit 99.1 to this Report on Form 8-K pursuant to Regulation FD and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not required.

(b)	Pro Forma Financial Information.

Not required.

(c)	Exhibits.

99.1	Investor Presentation (furnished pursuant to Item 9 of this Form 8-K).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI LUMONICS INC. (Registrant)

Date: July 14, 2003	By:	/s/ Thomas R. Swain

Thomas R. Swain, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation (furnished pursuant to Item 9 of this Form 8-K).